Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3
TO CREDIT AGREEMENT

This Amendment No. 3 and Consent to Credit Agreement (this “Amendment”), dated as of December 14, 2015, among PRECISION CASTPARTS CORP., an Oregon corporation (the “Borrower”), the financial institutions party hereto, as Lenders (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), amends that certain Credit Agreement, dated as of December 16, 2013 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of April 1, 2015, Amendment No. 2 and Consent to Credit Agreement dated as of June 15, 2015 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement;” unless otherwise defined herein, the terms used herein shall have the respective meanings assigned to such terms in, or incorporated by reference into, the Credit Agreement).

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders party hereto amend the Credit Agreement and the Form of Compliance Certificate in order to, among other things, amend (i) the definition of “Change of Control” in Section 1.01 of the Credit Agreement and (ii) Sections 6.01(a) and (b) to allow for the delivery of financial statements to reflect a stub period in connection with a proposed acquisition of the Borrower; and

WHEREAS, the Credit Agreement requires that the consent of the Borrower and the Required Lenders, and the acknowledgement of the Administrative Agent, be obtained in order to effect the amendments contemplated herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendments. Subject to the terms and conditions set forth herein, the Credit Agreement and Exhibit E (Form of Compliance Certificate) attached thereto shall be amended as follows:

(a)    a new definition, “Berkshire Acquisition”, shall be added to Section 1.01, in alphabetical order, to read as follows:
““Berkshire Acquisition” means the acquisition of the Borrower by Berkshire Hathaway Inc. pursuant to that certain Agreement and Plan of Merger, dated as of August 8, 2015, as further amended, restated, supplemented or otherwise modified from time to time”;
(b)    the definition of “Change of Control” in Section 1.01 of the Credit Agreement shall be amended by replacing such definition with the following:
““Change of Control” means an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its

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capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d‑3 and 13d‑5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or
(b)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body;
provided that, the Berkshire Acquisition shall not be deemed to be a Change of Control hereunder.”;
(c)    Sections 6.01(a) and (b) shall be amended and restated as follows:
“(a)    as soon as available and in any event within 45 days after the end of each of its first three quarterly accounting periods in each fiscal year or at such other time, allowed by the SEC, GAAP or the Administrative Agent, to reflect a stub financial reporting period as a result of the Berkshire Acquisition or conversion to a new accounting period aligning with its Affiliates after the Berkshire Acquisition, consolidated statements of earnings and cash flows of the Borrower and the Consolidated Subsidiaries for the period from the beginning of such fiscal year to the end of such fiscal period and the related consolidated balance sheet of the Borrower and the Consolidated Subsidiaries as at the end of such fiscal period, all in reasonable detail (it being understood that delivery of such statements as filed with the SEC shall be deemed to satisfy the requirements of this subsection);
(b)    as soon as available and in any event within 90 days after the end of each fiscal year or at such other time, allowed by the SEC, GAAP or the Administrative Agent, to reflect a stub financial reporting period as a result of the Berkshire Acquisition or conversion to a new accounting period aligning with its Affiliates after the Berkshire Acquisition, consolidated statements of earnings and cash flows of the Borrower and the Consolidated Subsidiaries for such year (or shorter period as a result of the Berkshire Acquisition) and the related consolidated balance sheets of the Borrower and the Consolidated Subsidiaries as at the end of such year (or shorter period as a result of the Berkshire Acquisition), all in reasonable

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detail and accompanied by an opinion of independent public accountants of recognized standing selected by the Borrower as to such consolidated financial statements (it being understood that delivery of such statements as filed with the SEC shall be deemed to satisfy the requirements of this subsection);”; and
(d)    Exhibit E (Form of Compliance Certificate) shall be amended by replacing such Exhibit in its entirety with the Form of Compliance Certificate attached as Exhibit E hereto.
SECTION 2. Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement and Exhibit E attached thereto provided in Section 1 are subject to the satisfaction of the following conditions precedent:

(a)    the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Required Lenders; and

(b)    all fees and expenses payable to the Administrative Agent and the Lenders pursuant to Section 4 of this Amendment shall have been paid in full by the Borrower.

SECTION 3. Representations and Warranties. The Borrower hereby makes to the Lenders and the Administrative Agent on and as of the date hereof the following representations and warranties:

(a)    Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution, delivery and performance by the Borrower of this Amendment and the performance of the Credit Agreement (as modified hereby) have been duly approved by all necessary corporate action and no other proceedings are necessary to consummate such transactions;

(b)    Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Credit Agreement (as modified hereby) is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, and is in full force and effect;

(c)     Representations and Warranties. The representations and warranties of the Borrower contained in the Credit Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof; and

(d)     No Events of Default. No event has occurred and is continuing that constitutes, or with the giving of notice or passage of time (or both) will constitute, an Event of Default.

SECTION 4. Fees and Expenses. The Borrower agrees to pay all fees and expenses payable to the Administrative Agent (including the reasonable out of pocket fees and expenses of counsel to the Administrative Agent) incurred in connection with the execution and delivery of this Amendment.

SECTION 5. Reference to and Effect on the Credit Agreement.

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(a)    Except as amended hereby, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed by the Lenders, the L/C Issuer, the Swing Line Lender and the Administrative Agent.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the L/C Issuer, the Swing Line Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement.

SECTION 6. Amendment and Waiver. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the parties hereto.

SECTION 7. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns.

SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11. “Grandfathered Obligation” under FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

PRECISION CASTPARTS CORP.,
as Borrower

By:    /s/ Steve Blackmore
Name: Steve Blackmore
Title: Vice President and Treasurer

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Don B. Pinzon
Name: Don B. Pinzon
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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BANK OF AMERICA, N.A., as a Lender, the L/C Issuer and the Swing Line Lender
By: /s/ Jeannette Lu                Name: Name: Jeannette Lu
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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CITIBANK, N.A., as a Lender
By: /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Gavin S. Holles
Name: Gavin S. Holles
Title: Managing Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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MIZUHO BANK, LTD., as a Lender
By: /s/ Takayuki Tomii
Name: Takayuki Tomii
Title: Deputy General Manager

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Kurban H. Merchant
Name: Kurban H. Merchant
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Philip K. Liebscher
Name: Philip K. Liebscher
Title: Senior Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By: /s/ Katie Cunningham
Name: Katie Cunningham
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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BANK OF CHINA, NEW YORK BRANCH, as a Lender
By: /s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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BARCLAYS BANK PLC, as a Lender
By: /s/ Kayode Sulola
Name: Kayode Sulola
Title: Assistant Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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THE BANK OF NOVA SCOTIA, as a Lender
By: /s/ Eugene Dempsey
Name: Eugene Dempsey
Title: Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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THE BANK OF NEW YORK MELLON, as a Lender
By: /s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 3
Signature Page
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EXHIBIT E
FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ,

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of December 16, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Precision Castparts Corp., an Oregon corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer, Citibank, N.A., as an L/C Issuer, and Wells Fargo Bank, National Association, as a Swing Line Lender and an L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                              of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.    The Borrower has delivered the year-end audited financial statements required by Section 6.01(b) of the Agreement for the fiscal year of the Borrower ended as of the above date (or at such time as allowed by the SEC, GAAP or the Administrative Agent, to reflect a stub financial reporting period as a result of the Berkshire Acquisition or conversion to a new accounting period aligning with its Affiliates after the Berkshire Acquisition), together with the report and opinion of an independent certified public accountant required by such Section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.    The Borrower has delivered the unaudited financial statements required by Section 6.01(a) of the Agreement for the fiscal quarter of the Borrower ended as of the above date (or at such time as allowed by the SEC, GAAP or the Administrative Agent, to reflect a stub financial reporting period as a result of the Berkshire Acquisition or conversion to a new accounting period aligning with its Affiliates after the Berkshire Acquisition), which unaudited financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date.

2.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations in all material respects under the Loan Documents, and, with respect thereto,

[select one:]

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[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, in all material respects, and no Default has occurred and is continuing.]
--or—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed in all material respects and the following is a list of each such Default and its nature and status:]

3.    The representations and warranties of the Borrower contained in Article V of the Agreement (other than Sections 5.04(c), 5.05, 5.11 and 5.12) are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

4.    The financial covenant analysis and information set forth on Schedule 1 attached hereto is true and accurate on and as of the date of this Compliance Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of             ,         .
PRECISION CASTPARTS CORP.
By:
Name:
Title:

Form of Compliance Certificate
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For the Quarter/Year ended ___________________ (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.03 –Leverage Ratio.

A.    Indebtedness of the Borrower and its Subsidiaries
at Statement Date:         $__________________________
B.    Stockholders’ Equity at Statement Date: $__________________________
C.    Leverage Ratio (Line I.A ÷ (Line I.A + Line I.B)): _______ to 1.00
Maximum permitted:                         0.65 to 1.00

Form of Compliance Certificate
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